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                                      THE
                                    R. O. C.
                                  TAIWAN FUND
                            =========================

                                Quarterly Report
                               September 30, 1996

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Dear Stockholders

The net asset value per share of The R.O.C. Taiwan Fund declined 1.7% in the third quarter compared with a fall of 0.8% in the Taiwan Stock Exchange Index (TAIEX). The change in value of the New Taiwan dollar was negligible, appreciating only 0.1% against the U.S. dollar during the period.

Given the sharp rise in the second quarter when the TAIEX gained more than 30%, the market was due for a correction. This came swiftly in the first half of July with a 9% drop in the Index as a large sell-off by foreign institutions was followed with profit-taking from Taiwan's legions of retail investors. From that point, the market managed to regain most of the early July loss by the end of the third quarter.

The only significant retreat from the slow upward climb came in mid-August with a 5% decline in the four trading days after President Lee Teng-hui's call for restraint on Taiwan's investment in China. This was sandwiched in between two market-boosting moves by the central bank. After first reducing its discount rate, the central bank in late August lowered bank reserve requirements for the fifth time in a little more than a year.

From September 2, Taiwan was also added to three Morgan Stanley Capital International indices--widely used by international institutional investors in allocating assets and as performance yardsticks. This was accompanied by a reversal of the early July situation. Foreign institutions were big net buyers, and approvals of new foreign investment surged in September to a record high.

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Following second quarter growth of 5.4%, lower than the 6.1% official forecast but up from the revised first quarter rate of 5.1%, the economy was projected to advance 6.1% in the most recent period. The government has also lowered its forecast for the full year from 6.2% to 5.9%.

This latest revision reflects a slowdown in export expansion as well as weaker private investment. Growth in Taiwan's merchandise exports--the equivalent of about 40% of gross national product--has slowed each of the last four quarters. In the most recent period, it was less than 1%. As a result, third quarter economic growth may not have reached the government's 6.1% target. What's more, private investment actually declined in the second quarter, the first such contraction in five years. The economy was not helped by recent government efforts to limit the thrust of Taiwan companies into China, where they have already invested an estimated $20 billion for their future growth.

Still, we expect economic growth in the third quarter to have improved over the performance in the first half of the year. This is part of what we believe has been a slow recovery, which will continue to be supported by the central bank's loose monetary policy in promoting a low interest rate environment. There are also positive signs that economic growth will accelerate in the final quarter of the year. Overseas orders received by Taiwan manufacturers--the best indicator of future foreign demand--reached record-high levels in the last two months of the third quarter. This strongly suggests that the pace of export growth should pick up in the last three months of the year, providing a boost to the whole economy.


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We will maintain our investment strategy of a highly diversified portfolio to give investors country exposure. Major holdings will be concentrated in stocks of companies included in the MSCI indices. To provide added value, we will also have about 5% of assets invested in Taiwan's rapidly expanding OTC market as well as target some small-cap issues with excellent growth potential.

In the fourth quarter, our focus will be on small-cap companies producing computer peripherals that have a leading market position or special market niche. This emphasis is a result of the recent rally in Nasdaq high-tech shares and the strong demand for computer peripherals.

We appreciate your support and look forward to discussing our market outlook and investment strategy with you in future reports.

                                          Respectively submitted,

                                          /s/ Daniel Chiang

                                          Daniel Chiang
                                          President

October 28, 1996

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Portfolio Highlights
Three Months Ended September 30, 1996
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Key Statistics
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Change in N.A.V. ($10.87 to $10.68)                                       -$0.19
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Total Net Assets                                                  $361.2 Million
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Security Classification
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                                                                         Value
Percent of Net Assets                                                    (000)
----------------------------                                            --------

Common Stocks                                               91.58%      $330,758
Short-term Investments                                       9.16         33,075
                                                           ------       --------
Total Investments                                          100.74        363,833
Other Assets Less Liabilities                               -0.74         -2,652
Net Assets                                                 100.00%      $361,181
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Ten Largest Holdings
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                                                                     Percent of
Company                                                              Net Assets
------------------------------                                       ----------
Cathay Life Insurance Co.                                                5.62%
Hua Nan Commercial Bank                                                  4.20
First Commercial Bank                                                    3.64
Chang Hwa Commercial Bank                                                3.40
Chinatrust Commercial Bank                                               2.72
China Steel Corp                                                         2.63
Taiwan Cement Corp.                                                      2.56
Hon Hai Precision Industry Co.                                           2.44
President Enterprise Corp.                                               2.24
Compal Electronics Inc.                                                  2.20

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Industry Diversification
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                                                                     Percent of
Ten Largest Sectors                                                  Net Assets
------------------------------                                       ----------
Banking                                                                 17.70%
Electronics                                                             16.84
Other Financials                                                         8.86
Plastics                                                                 6.31
Construction                                                             5.76
Textiles                                                                 5.62
Electrical & Machinery                                                   5.55
Food                                                                     4.04
Steel & Other Metals                                                     3.65
Chemical                                                                 3.39

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THE R.O.C. TAIWAN FUND

Manager:

International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: (886) 2-713-7702
Fax: 886-2-717-3077


Officers and Trustees:

Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
  Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
  Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Li-Yin Kung, Trustee and Audit Committee
  Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
  Treasurer, and Secretary


Custodian:

Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China


Transfer Agent and U.S. Custodian,
Paying and Plan Agent:

State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts 02266-8200
U.S.A.


U.S. Administrator:

Dewe Rogerson Inc
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone: (212) 688-6840


U.S. Legal Counsel

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.